May 12, 2020

Supplement

SUPPLEMENT DATED MAY 12, 2020 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley Europe Opportunity Fund, Inc., dated February 28, 2020, as amended April 30, 2020

The second paragraph of the section of the Statement of Additional Information entitled "Disclosure of Portfolio Holdings" is hereby deleted and replaced with the following:

The Fund makes available the following portfolio holdings information:

•  complete portfolio holdings information quarterly, at least 45 calendar days after the end of each quarter by calling (800) 548-7786 or email client service at msimcs@morganstanley.com; and

•  top 10 holdings monthly, at least 15 calendar days after the end of each month on its public website.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.